UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 18, 2009

Greater Asia Realty Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-52695	30-0477890
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

c/o Tay Chong Weng, M-3-19 Plaza Damas,

Sri Hartamas, Kuala Lumpur, Malaysia 50480

Address of Principal Executive Offices, Zip Code

+(603) 2178-4947

Registrant’s Telephone Number, Including Area Code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICRES.

On July 20, 2009 (the "Effective Date"), pursuant to the terms of a Share Purchase Agreement dated June 18, 2009 (the "Agreement"), Pertex Petroleum, LP purchased 16,390,000 Common Shares of Greater Asia Realty Holdings, Ltd. (the “Company” or “Registrant”) from Mr. Tay Chong Weng, the majority shareholder, officer and director of the Company, for an aggregate of USD$69,990 in cash. The total of 16,390,000 shares represented 99.8% of the shares of outstanding common stock of the Company at the time of transfer. Pertex Petroleum, LP used working capital funds to purchase the shares of the Company. As the controlling person of Pertex Petroleum LP, Mr. Ronnie L. Steinocher will become the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended.

As part of the acquisition, and pursuant to the Agreement, the following changes to the Company's Directors and Officers have occurred:

Mr. Tay Chong Weng resigned as a member of the Company's Board of Directors on July 20, 2009, subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934. Mr. Tay Chong Weng also resigned as the Company's President, Chief Executive Officer, Secretary and Treasurer effective July 20, 2009. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Mr. Ronnie L. Steinocher was appointed as new Director of the Company, subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934.  Further, effective July 20, 2009, Mr. Ronnie L. Steinocher was appointed President, Chief Executive Officer, Secretary and Treasurer of the Company.

Ronnie L. Steinocher, age 58, Director, President, Chief Executive Officer, Secretary and Treasurer

Ronnie L. Steinocher, age 58, has more than 30 years of experience in the oil and gas industry.  For the past five years, he has devoted most of his time to managing private oil and gas investments mainly in West Texas.  He has substantial experience in engineering, operations, business development and general management.  He is a member of the Society of Petroleum Engineers and a licensed professional engineer in the State of Texas.

ITEM 8.01	OTHER EVENTS.

In connection with the change in control, the Company changed its address to c/o Pertex Petroleum LP, 2101 West Wadley, Ste. 24-129, Midland, TX 79705. Its telephone number at this location is (432) 683-5959.

ITEM 9.01.	EXHIBITS

(d)	Exhibits

Number	Description
10.1	Share Purchase Agreement, dated as of June 18, 2009 between Tay Chong Weng and Pertex Petroleum LP.

99.1

Unanimous Written Consent by the Board of Directors of the Company, appointing Ronnie Steinocher as Director and Officer of the Company, and the resignation of Tay Chong Weng as Director and Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2009

GREATER ASIA REALTY HOLDINGS, LTD.

/S/ TAY CHONG WENG
By: Tay Chong Weng
Title: Secretary

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EXHIBIT INDEX

Number	Description
10.1	Share Purchase Agreement, dated as of June 18, 2009 between Tay Chong Weng and Pertex Petroleum LP.

99.1

Unanimous Written Consent by the Board of Directors of the Company, appointing Ronnie Steinocher as Director and Officer of the Company, and the resignation of Tay Chong Weng as Director and Officer of the Company.

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EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

This Agreement made as of the 18 day of June, 2009 (“Agreement”), by and between TAY CHONG WENG, with an address at M-3-19 Plaza Damas, Sri Hartamas, Kuala Lumpur 50480, Malaysia ("Seller"), and PERTEX PETROLEUM, LP, or assigns, with an address at 2101 West Wadley, Ste. 24-129, Midland, TX 79705 USA ("Purchaser").

W I T N E S S E T H:

WHEREAS, Seller is the record owner and holder of 16,390,000 Common Shares, par value $.0001 par value (the “Shares”), of GREATER ASIA REALTY HOLDINGS, LTD., a Delaware corporation ("Corporation”), which Corporation has 16,415,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

WHEREAS, Purchaser desires to purchase 16,390,000 of the Shares from Seller, which constitutes 99.8% of the Corporation’s issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation’s Shares, it is hereby agreed, as follows:

1.

PURCHASE AND SALE OF SHARES.  Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 16,390,000 of Seller’s Shares for a total price of Sixty-Nine Thousand Nine Hundred Ninety and 00/100 U.S. Dollars (US$69,990.00) (the “Purchase Price”).

2.

GOOD FAITH DEPOSIT.  At the signing of this Agreement, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of Six Thousand Nine Hundred Ninety-Nine and 00/100 U.S. Dollars (US$6,999.00) as an initial deposit to Seller.  At the Closing, as defined below, Purchaser will pay the balance of the Purchase Price, Sixty-Two Thousand Nine Hundred Ninety-One and 00/100 U.S. Dollars (US$62,991.00) to Seller by wire transfer.

3.

CLOSING.  The purchase and sale of the Shares shall take place on or before July 20, 2009; at such time and place as the Purchaser and Seller mutually agree upon orally or in writing (which time and place are designated as the “Closing”).  At Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of Sixty-Two Thousand Nine Hundred Ninety-One and 00/100 U.S. Dollars (US$62,991.00), and Seller will immediately deliver the following to Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation.

4.

REPRESENTATIONS AND WARRANTIES OF SELLER.  Seller, as sole director and officer of Corporation, hereby represents and warrants to Purchaser that:

(i)

Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted.  Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake any actions herein;

(ii)

Corporation has filed with the United States Securities and Exchange Commission (‘SEC”) a registration statement on Form 10-12G, and Form S-1, both of which are “effective”.

(iii)

Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934.

(iv)

Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;

(v)

There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation.  Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;

(vi)

The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;

(vii)

The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit–sharing plans;

(viii)

No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;

(ix)

The business and operation of the Corporation has and will be conducted in accordance with all applicable laws, rules, regulations, judgments.  Neither the execution, delivery or performance of this Agreement (A) violates the Corporation’s by-laws, Certificate of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act (“Act”) or other applicable state securities laws;

(x)

Corporation has not conducted any business and/or entered into any agreements with third-parties;

(xi)

This Agreement has been duly executed and delivered by Seller constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;

(xii)

Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;

(xiii)

Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,

(xiv)

The information contained on Exhibit A is true and correct.

5.

REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby represents and warrants to Seller that:

(i)

Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;

(ii)

The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;

(iii)

At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,

(iv)

Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

(v)

The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.

(vi)

Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

6.

NOTICES.  Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

Seller:

Mr. Tay Chong Weng, President & Director

Greater Asia Realty Holdings, Ltd.

M-3-19 Plaza Damas, Sri Hartamas

Kuala Lumpur 50480, Malaysia

FAX: +(603) 2178-4947

Purchaser:

Mr. Ronnie Steinocher

Pertex Petroleum LP

2101 West Wadley

Ste 24-129

Midland, TX 79705

FAX: (512) 392-6752

7.

GOVERNING LAW.  This Agreement shall be interpreted and governed in accordance with the laws of the State of Delaware.   The parties herein waive trial by jury.  In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney’s fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

8.

CONDITIONS TO CLOSING.  The Closing is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

9.

SEVERABILITY.  In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

10.

ENTIRE AGREEMENT.  This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

11.

INVALIDITY.  If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

12.

GENDER AND NUMBER; SECTION HEADINGS.  Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13.

AMENDMENTS.  No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

14.

ASSIGNMENT.  Neither party may assign this Agreement without the express written consent of the other party.  Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

15.

CLOSING DOCUMENTS.  Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement.  This paragraph shall survive the Closing.

16.

EXCLUSIVE AGREEMENT; AMENDMENT. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

17.

FACSIMILE SIGNATURES. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

18.

PUBLICITY.   Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

PERTEX PETROLEUM LP

BY: PERTEX RESOURCES LLC, ITS GENERAL PARTNER

/s/ Ronnie Steinocher

_________________________________

RONNIE STEINOCHER, MANAGER

(PURCHASER)

/s/ Tay Chong Weng

_________________________________

TAY CHONG WENG

(SELLER)

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EXHIBIT 99.1

UNANIMOUS WRITTEN CONSENT

BY THE BOARD OF DIRECTORS OF

GREATER ASIA REALTY HOLDINGS, LTD.

A DELAWARE CORPORATION

IN LIEU OF A MEETING

Pursuant to the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of GREATER ASIA REALTY HOLDINGS, LTD., a Delaware corporation (the “Corporation”), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

RESOLVED, that the following resolutions will be effective immediately following the consummation of the Share Purchase Agreement, dated June 18, 2009, between TAY CHONG WENG and PERTEX PETROLEUM LP;

RESOLVED, that the number of board seats is hereby increased to two (2), and RONNIE L. STEINOCHER is hereby appointed as a Director of the Corporation, to fill the newly created board seat, subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934, to hold such office until the next annual meeting of shareholders;

RESOLVED, that the resignation of TAY CHONG WENG as President, Chief Executive Officer, Secretary and Treasurer of the Corporation is hereby accepted;

RESOLVED, that the resignation of TAY CHONG WENG as a Director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to one (1), subject to compliance with section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934;

RESOLVED, that RONNIE L. STEINOCHER is hereby appointed as President, Chief Executive Officer, Secretary and Treasurer of the Corporation;

RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 9th of July, 2009, notwithstanding the actual date of the signing.

__________________________________

/s/ Tay Chong Weng

__________________________________

/s/ Ronnie L. Steinocher

I, Ronnie L. Steinocher, hereby accept my appointment as Director, President, Chief Executive Officer, Secretary and Treasurer of Greater Asia Realty Holdings, Ltd., a Delaware corporation.

/s/ Ronnie L. Steinocher

________________________

Ronnie L. Steinocher

Dated: July 17, 2009

To be effective 7/20/09   /s/ Ronnie L. Steinocher

I, Tay Chong Weng, hereby resign as President, CEO, Secretary, Treasurer and Director of Greater Asia Realty Holdings, Ltd., a Delaware corporation.

I, Tay Chong Weng, hereby waive and renounce any claim against said corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.

/s/ Tay Chong Weng

________________________

Tay Chong Weng

Dated: July 9, 2009

To be effective on 7/20/09  /s/ Tay Chong Weng

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